Exhibit 1.1

[●] Shares

AFC GAMMA, Inc.

Common Stock

UNDERWRITING AGREEMENT

[●], 2021

JMP Securities LLC
As Representative of the several
  Underwriters named in Schedule I attached hereto,
600 Montgomery Street, Suite 1100
San Francisco, CA 94111

Ladies and Gentlemen:

AFC Gamma, Inc., a Maryland corporation (the “Company”), and AFC Management, LLC, a Delaware limited liability company (the “Manager”), confirm their respective agreements with JMP Securities LLC (“JMP”) and each of the other underwriters named in Schedule I attached to this agreement (this “Agreement”) (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom JMP is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), set forth in Schedule I hereto, and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option to purchase up to [●] additional shares of Common Stock to cover over-allotments, if any, on the terms set forth in Section 2(b). The aforesaid [●] shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the [●] shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are herein called, collectively, the “Securities.”

The Company and the Manager understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company and the Underwriters agree that up to [●] shares of the Initial Securities to be purchased by the Underwriters (the “Reserved Securities”) shall be reserved for sale by the Underwriters to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The Company solely determined, without any direct or indirect participation by the Underwriters, the Invitees who will purchase Reserved Securities (including the amount to be purchased by such persons) sold by the Underwriters. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by 8:00 A.M. (New York City time) on the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (No. 333-______), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “1933 Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 424(b) (“Rule 424(b)”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and including information omitted from such registration statement in reliance upon Rule 430A (“Rule 430A”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” The final prospectus filed pursuant to Rule 424(b) is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means [●] [a.m./p.m.], Eastern time, on [●], 2021 or such other time as agreed by the Company and the Representative.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the information included on Schedule III hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”), as evidenced by its being specified in Schedule III hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the 1933 Act.

“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the 1933 Act.

1.          Representations and Warranties.

(a)          Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i)          Registration Statement and Prospectuses. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated.

Each of the Registration Statement and any post-effective amendment thereto, complied and will comply in all material respects, at the time it became effective, to the requirements of the 1933 Act and the 1933 Act Regulations. The preliminary prospectus that is included in the General Disclosure Package, at the time it was filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto and the Prospectus complied in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus delivered to the Underwriters for use in connection with the offering of the Securities and the Prospectus was or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the 1933 Act (“Regulation S-T”).

(ii)          Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the times they became effective, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. As of the Applicable Time, none of (A) the General Disclosure Package, (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, or (C) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto),  the General Disclosure Package, any individual Issuer Limited Use Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto (including any prospectus wrapper)), made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting—Commissions and Discounts,” the information in the second and third paragraphs and in the last sentence of the fourth paragraph under the heading “Underwriting—Price Stabilization, Short Positions and Penalty Bids,” and the information in the first, second and third sentences under “Underwriting—Electronic Offer, Sale and Distribution of Shares” in the Prospectus (collectively, the “Underwriter Information”).

(iii)          Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus, if any, identified on Schedule III. The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, the Prospectus, or any preliminary prospectus that has not been superseded or modified. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Securities.

(iv)          Company Not Ineligible Issuer. The Company was not, at the time of filing of Registration Statement, and any post-effective amendment thereto and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities, and at the date hereof is not, an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(v)          Independent Accountants. CohnReznick LLP, whose report appears in the Registration Statement, and is included in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity). Except as permitted pursuant to Rule 10A(h) of the Securities Exchange Act of 1934, as amended (“1934 Act”), CohnReznick LLP has not during the periods covered by the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is defined in Section 10A(g) of the 1934 Act.

(vi)          Financial Statements; Non-GAAP Financial Measures. The historical financial statements (including the related notes and supporting schedules, if any) included in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the financial position of the Company on a consolidated basis at the date indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited or unaudited, as applicable, financial statements included therein. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus, if any, present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no other financial statements or supporting schedules of the Company or any of its subsidiaries are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act and the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, in each case to the extent applicable.

(vii)          No Material Adverse Effect on Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the business affairs, earnings, or condition (financial or otherwise), of the Company and its Subsidiaries (as defined below) considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to such entities considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its Subsidiaries on any class of the capital stock or other equity interest of such entity.

(viii)          Good Standing of the Company. The Company has been duly organized, is validly existing and in good standing as a corporation under the laws of the State of Maryland with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ix)          Management Agreement. The Management Agreement between the Company and the Manager (as amended, the “Management Agreement”) has been duly authorized, executed and delivered by, and will be a valid and legally binding agreement of, the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(x)          Good Standing of Subsidiaries. Each entity listed on Exhibit 21 to the Registration Statement (each a “Subsidiary” and, collectively, the “Subsidiaries”), has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other ownership interests of each Subsidiary has been duly authorized and validly issued, is (as applicable) fully paid and non-assessable and is, or upon consummation of the offering of the Securities will be, owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or claim, except to the extent any such security interest, mortgage, pledge, lien, encumbrance, or claim would not, in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the outstanding shares of capital stock or other ownership interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The Company does not, and will not upon consummation of the offering of the Securities, own or control, directly or indirectly, any corporation, association or other entity that is or will be a Subsidiary other than (i) the entities listed on Exhibit 21 to the Registration Statement and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary would not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X.

(xi)          Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization”. The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in the Registration Statement, General Disclosure Package and Prospectus and were issued in compliance with federal and applicable state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right.  Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for shares of the Company’s or its Subsidiaries’ capital stock or exchange any securities for shares of the Company’s capital stock are outstanding.

(xii)          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii)          Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive right, resale right, right of first refusal or similar right. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability solely by reason of being such a holder.

(xiv)          Registration Rights. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and in each case have been validly waived in connection with the transactions contemplated herein.

(xv)          Absence of Violations and Defaults. Neither the Company nor any of its Subsidiaries is (A) in violation of its charter, bylaws or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (collectively, “Agreements and Instruments”), or (C) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, in violation of any federal, state, local or foreign statute or rule, or any order, rule or regulation of any arbitrator, court or governmental, regulatory or administrative agency or body or any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except, in the case of clauses (B) and (C), for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvi)          Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus  and the compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate or other action and do not and will not, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (x) the provisions of the charter, bylaws or similar organizational documents of the Company or any of its Subsidiaries, or, (y) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except, with respect to clause (y), such violations as would not reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

(xvii)          Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(xviii)          Employee Benefits. (A) The Company and each of its Subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); (B) no “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company or any of its Subsidiaries or ERISA Affiliates would have any liability; (C) the Company and each of its Subsidiaries or their ERISA Affiliates have not incurred and do not reasonably expect to incur liability under Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan”; and (D) each “employee benefit plan” for which the Company and each of its Subsidiaries or any of their ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”), is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; except, in the cases of (A), (B), and (C), as would not reasonably be expected to have a Material Adverse Effect. “ERISA Affiliate” means, with respect to the Company or any of its Subsidiaries, any member of any group of organizations described in Sections 414(b), (c) or (m) of the Code or Section 4001(b)(1) of ERISA of which the Company or such Subsidiary is a member.

(xix)          Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary, which is required to be disclosed in the Registration Statement, or which if determined adversely to the Company or the Subsidiary, would reasonably be expected to result in a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not if determined adversely to the Company of the Subsidiary, reasonably be expected to result in a Material Adverse Effect.

(xx)          Accuracy of Descriptions. The statements made in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as it purports to constitute a summary of the terms of the Common Stock, and under the captions [“Prospectus Summary—Federal Income Tax Status,” “Management Compensation,” “Certain Relationships and Related Party Transactions,” “Certain Provisions of Maryland Law and Our Charter and Bylaws,” “Shares Eligible for Future Sale,” “U.S. Federal Income Tax Considerations,” “ERISA Considerations,” and “Underwriting,”] insofar as such statements constitute summaries of the terms of statutes, rules or regulations, legal matters or governmental proceedings or agreements, contracts and other documents, are accurate and fair summaries of the terms of such statutes, rules or regulations, legal matters or governmental proceedings or agreements, contracts and other documents in all material respects.  All material agreements between the Company or any of its Subsidiaries and any other party that are included as an exhibit to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K of the 1933 Act are legal, valid and binding obligations of the Company or such Subsidiary, as applicable, enforceable against the Company or such Subsidiaries, as applicable, as appropriate, in all material respects, in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity) and, with respect to any indemnification and contribution provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.  The Company’s operating policies and investment guidelines described in the Registration Statement, General Disclosure Package and Prospectus accurately reflect in all material respects the current intentions of the Company with respect to the operation of its business, and no material deviation from such guidelines or policies is currently contemplated.

(xxi)          Accuracy of Exhibits. There are no contracts or documents required to be described in the Registration Statement, the General Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement, which have not been described and filed as required.

(xxii)          Absence of Further Requirements. No consent, approval, authorization, license or order of, or filing or registration of or with, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance and sale of the Securities hereunder, or its consummation of the transactions contemplated by this Agreement  except for (A) such as have been obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the Nasdaq Global Market, applicable state securities laws or the rules of FINRA, and (B) such as have been obtained under the laws and regulations of jurisdictions outside the United States, if any, in which the Reserved Securities were offered, except for any such consent, approval, authorization, license or order of, or filing or registration of or with, any Governmental Entity, the absence of which would not be reasonably expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

(xxiii)          Possession of Licenses and Permits. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(xxiv)          Title to Personal Property. Each of the Company and its Subsidiaries have good and marketable title to all of its assets and personal property owned by it, free and clear of all liens, encumbrances and defects, except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and all assets and personal property held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its Subsidiaries and the Company does not have notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company and its Subsidiaries under any such leases or affecting or questioning the rights of the Company and its Subsidiaries to be in the continued possession of the leased premises under such leases.

(xxv)          Property. Neither the Company nor any of its Subsidiaries owns any real property.

(xxvi)          [Reserved]

(xxvii)          Environmental Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) the Company has not violated and is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, or rule of common law or any judicial or legally enforceable administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health (with respect to exposure to Hazardous Materials), the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials, or any hazardous materials as defined by or regulated under any Environmental Laws (as defined below) (collectively, “Hazardous Materials,” notwithstanding anything to the contrary herein, cannabis and its derivatives shall not be considered Hazardous Materials) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (C) there are no pending or , to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company.

(xxviii)          Accounting Controls and Disclosure Controls. The Company has taken all necessary actions to ensure that, within the time period required under applicable law, the Company will maintain effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 under the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”)) and currently maintains a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization, (2) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for its assets, (3) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, and (4) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the Company’s incorporation, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially and adversely affected or is reasonably likely to materially and adversely affect the Company’s internal control over financial reporting.  Since the date of the most recent audited financial statements of the Company, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the Company’s knowledge there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company.

(xxix)          Compliance with the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.

(xxx)          [Reserved]

(xxxi)          Federal Tax Status. Commencing with its taxable year ending December 31, 2020, the Company will be organized in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and will operate in a manner that will enable it to meet the requirements for qualification and taxation as a REIT under the Code. The proposed ownership and method of operation of the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for the Company’s taxable years ending December 31, 2020 and thereafter. The Company intends to qualify as a REIT under the Code for the Company’s taxable year ending December 31, 2020, and the Company does not know of any event that would reasonably be expected to cause the Company to fail to qualify as a REIT for such taxable year. All statements regarding the Company’s qualification and taxation as a REIT set forth in the Registration Statement, the General Disclosure Package and the Prospectus are true, correct and complete in all material respects. Each of the Company’s direct or indirect corporate subsidiaries has been, is, and will be either a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code or a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code, and the Company is not aware of any fact that would negatively impact such qualification. Each other direct and indirect subsidiary of the Company has been properly treated since formation, and will continue to be properly treated, as a partnership or a disregarded entity (rather than an association or partnership taxable as a corporation) within the meaning of Section 7701 of the Code and all applicable regulations under the Code and no election has been made to the contrary.

(xxxii)          Payment of Taxes. The Company and its Subsidiaries (A) have paid all material federal, state, local and foreign taxes (whether imposed directly, through withholding or otherwise and including any interest, additions to tax or penalties applicable thereto) required to be paid through the date hereof, other than those being contested in good faith by appropriate proceedings, as to which adequate reserves have been provided on the books of the applicable entity or for such payments that, if not paid, would not reasonably be expected to result in a Material Adverse Effect, (B) have timely filed all material tax returns required to be filed through the date hereof, and all such tax returns are correct and complete in all material respects, and (C) have established adequate reserves for all taxes that have accrued but are not yet due and payable. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect. No tax deficiency has been asserted against the Company or any of its Subsidiaries, nor does any such entity know of any tax deficiency that is likely to be asserted and, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect.

(xxxiii)          Possession of Intellectual Property. To the knowledge of the Company, the Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and has no reason to believe that the conduct of its business will infringe, and has not received any notice of any claim of infringement with, any such rights of others. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding, or claim by others challenging the rights of the Company or any Subsidiary in or to such rights. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding, or claim by others that the Company or any Subsidiary infringes, misappropriates, or otherwise violates any such rights of others.

(xxxiv)          Insurance. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as the Company reasonably believes is generally maintained by companies of established repute engaged in the same or similar business and in such amounts as is commercially reasonable for the value of the assets owned, in the aggregate, by the Company and its Subsidiaries. The Company has no reason to believe that it will not be able (A) to renew its existing insurance coverage as and when such coverage expires or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(xxxv)          Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described under “Use of Proceeds” in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of such terms under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(xxxvi)          Absence of Manipulation. Neither the Company nor, to the knowledge of the Company, any affiliate of the Company has taken, nor will the Company take or cause any affiliate to take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, in violation of Regulation M of the 1934 Act (“Regulation M”) .

(xxxvii)          No Unlawful Payments. During the last five years prior to the date of this Agreement none of the Company, any of its Subsidiaries, nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or other persons acting on behalf of such entity, has been aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company has instituted and maintains policies and procedures that are reasonably expected to ensure continued compliance by the Company and its Subsidiaries therewith.

(xxxviii)          Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxix)          Sanctions Laws. None of the Company, any of its Subsidiaries nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates or representatives of the Company or any of its Subsidiaries, is an individual or entity (“Person”) currently the subject or target of any economic sanctions administered or enforced by the United States Government including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, Her Majesty’s Treasury, or other relevant economic sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of a comprehensive Sanctions program (currently, Cuba, Iran, North Korea, Syria and the Crimea Region of Ukraine) (“Sanctioned Jurisdiction”); and the Company will not directly or indirectly use the net proceeds of the sale of the Securities, or lend, contribute or otherwise make available such net proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any Sanctioned Jurisdiction at the time of such funding, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xl)          Distribution of Offering Material. The Company and its Subsidiaries have not distributed and, prior to the later to occur of the Closing Time and the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any preliminary prospectus, the Prospectus, any issuer free writing prospectus, or any other materials, if any, permitted by the 1933 Act.

(xli)          Restrictions on Distributions. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any distributions to the Company, from making any other distribution on such Subsidiary’s equity interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, or as prohibited by applicable law.

(xlii)          Prior Sales of Common Stock. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any shares of Common Stock.

(xliii)          No Equity Awards. Except for grants disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not granted to any person or entity, a stock option or other equity-based award to purchase or receive Common Stock pursuant to an equity-based compensation plan or otherwise.

(xliv)          No Finder’s Fee. Except for the Underwriters’ discounts and commissions payable by the Company to the Underwriters in connection with the offering of the Securities contemplated herein or as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the offering of the Securities contemplated hereby.

(xlv)          Approval of Listing. The Securities have been approved for listing, subject to official notice of issuance, on the Nasdaq Global Market.

(xlvi)          Absence of Certain Relationships. No relationship, direct or indirect, exists between or among the Company or its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus which is not so described. The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

(xlvii)          No Integration. The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the 1933 Act, the 1933 Act Regulations or the interpretations thereof by the Commission.

(xlviii)          Sale of Reserved Securities. In connection with any offer and sale of Reserved Securities outside the United States, each preliminary prospectus, the Prospectus, any prospectus wrapper and any amendment or supplement thereto, at the time it was distributed to Invitees, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions. The Company has not offered, or caused the Representative to offer, Reserved Securities to any person with the specific intent to unlawfully influence (A) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (B) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.

(xlix)          Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the net proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(l)          No Ratings. The Company has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating agency” (as such term is defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act).

(li)          No FINRA Affiliations. There are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders.

(lii)          Statistical and Market-Related Data. All statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably believes,  to be reliable and accurate,  and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(liii)          Emerging Growth Company. From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(liv)          Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule IV hereto.

(b)          Representations and Warranties by the Manager. The Manager represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i)          Good Standing of the Manager. The Manager has been duly formed, is validly existing and in good standing as a limited liability company under the laws of the State of Delaware with limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Manager is duly qualified as a foreign limited liability company to transact business and in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect (as defined below).

(ii)          No Material Adverse Effect. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein, there has been no material adverse change (A) in the business affairs, earnings, or condition (financial or otherwise), of the Manager, or (B) in the ability of the Manager to perform its obligations under the Management Agreement (collectively, a “Manager Material Adverse Effect”).

(iii)          Management Agreement. The Management Agreement has been duly authorized, executed and delivered by, and will be a valid and legally binding agreement of, the Manager, enforceable against the Manager in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(iv)          Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Manager.

(v)          Registration as an Investment Adviser. The Manager is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Manager is not prohibited by the Advisers Act from acting under the Management Agreement as the manager of the Company, as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus.

(vi)          Absence of Violations and Defaults. The Manager is not (A) in violation of its certificate of formation, operating agreement or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or other agreement or instrument to which the Manager is a party or by which the Manager is bound or to which any of the properties or assets of the Manager is subject (collectively, “Manager Agreements and Instruments”), or (C) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, in violation of any federal, state, local or foreign statute or rule, or any order, rule or regulation of any arbitrator, court or governmental, regulatory or administrative agency or body or any self-regulatory organization or other non-governmental regulatory authority having jurisdiction over the Manager or any of its properties, assets or operations (each a “Manager Governmental Entity”), except, in the case of clauses (B) and (C), for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect.

(vii)          Absence of Conflicts. The execution, delivery and performance by the Manager of this Agreement and the Management Agreement and the consummation of the transactions contemplated by this Agreement and the Management Agreement do not and will not, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager pursuant to, the Manager Agreements and Instruments (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect), nor will such action result in any violation of (x) the provisions of the certificate of formation, operating agreement or similar organizational documents of the Manager, or, (y) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Manager Governmental Entity, except, with respect to clause (y), such violations as would not reasonably be expected to result in a Manager Material Adverse Effect.

(viii)          Absence of Further Requirements. No consent, approval, authorization, license or order of, or filing or registration of or with any Manager Governmental Entity is required for the performance by the Manager of this Agreement or the Management Agreement or the consummation of the transactions contemplated by this Agreement or the Management Agreement, except (A) for such as have already been obtained or (B) where the failure to obtain any such consent, approval, authorization, license or order of, or filing or registration of or with, any Manager Governmental Entity would not reasonably be expected to have, singly or in the aggregate, a Manager Material Adverse Effect, or which would not reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the Management Agreement or the performance by the Manager of its obligations under this Agreement or the Management Agreement.

(ix)          Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Manager Governmental Entity now pending or, to the knowledge of the Manager, threatened against the Manager, which is required to be disclosed in the Registration Statement, or which, if determined adversely to the Manager, would reasonably be expected to have a Manager Material Adverse Effect .

(x)          Possession of Licenses and Permits. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Manager possesses such Governmental Licenses issued by the appropriate Manager Governmental Entities necessary to conduct the business now operated by it, except where the failure so to possess would not, singly or in the aggregate, reasonably be expected to result in a Manager Material Adverse Effect. The Manager has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Manager Material Adverse Effect.

(xi)          Internal Controls. The Manager intends to operate under the Company’s system of internal accounting controls in order to provide reasonable assurance that (A) transactions effectuated by the Manager on behalf of the Company pursuant to the Manager’s duties set forth in the Management Agreement will be executed in accordance with its management’s general or specific authorization, and (B) access to assets of the Company and its subsidiaries is permitted only in accordance with its management’s general or specific authorization.

(xii)          No Unlawful Payments. During the last five years prior to the date of this Agreement neither the Manager, nor, to the knowledge of the Manager, any directors, officers, agents, employees, affiliates or other persons acting on behalf of the Manager has been aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Manager has instituted and maintains policies and procedures that are reasonably expected to ensure continued compliance by the Manager therewith.

(xiii)          Money Laundering Laws. The operations of the Manager are and have been conducted at all times in compliance with applicable Money Laundering Laws; and no action, suit or proceeding by or before any Manager Governmental Entity involving the Manager with respect to the Money Laundering Laws is pending or, to the best knowledge of the Manager, threatened.

(xiv)          Sanctions Laws. Neither the Manager nor, to the knowledge of the Manager, any directors, officers, agents, employees, affiliates or representatives of the Manager, is a Person currently the subject or target of any Sanctions, nor is the Manager located, organized or resident in a Sanctioned Jurisdiction.

(xv)          Absence of Manipulation. The Manager has not taken, nor will the Manager take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, in violation of Regulation M.

(xvi)          Key Employees.  The Manager has not been notified that any of its executives or any of its key personnel plans to terminate employment with the Manager.  To the Manager’s knowledge, none of its executives or key personnel is subject to any non-compete, non-disclosure, confidentiality, employment, consulting or similar agreement that would be violated by the Manager’s business activities as described in the Registration Statement, the General Disclosure Package and the Prospectus, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Manager Material Adverse Effect.

(c)          Officer’s Certificates. Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter. Any certificate signed by any officer of the Manager and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Manager, as to matters covered thereby, to each Underwriter.

2.          Sale and Delivery to Underwriters; Closing.

(a)          Initial Securities. Subject to the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Company agrees to issue and sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees, to purchase from the Company, at the price per share set forth in Schedule I, the number of Initial Securities set forth opposite such Underwriter’s name in Schedule I attached hereto, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)          Option Securities. In addition, subject to the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [●] shares of Common Stock, at the price per share set forth in Schedule I, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)          Delivery of and Payment for the Securities. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Cozen O’Connor P.C., 33 South 6th Street, Suite 3800, Minneapolis, Minnesota 55402, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (Eastern time) on the second (third, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of any certificates or security entitlements for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company. Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Each of the Underwriters may individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities and the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)          Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The Initial Securities and any Option Securities shall be delivered by or on behalf of the Company to the Representative, through the facilities of The Depository Trust Company, for the account of the several Underwriters. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

3.          Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)          Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and, at any time after the date hereof when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations would be) required by the 1933 Act to be delivered in connection with any sale by the Underwriters of the Securities (the “Prospectus Delivery Period”), will notify the Representative promptly, and confirm the notice in writing (which may be by electronic mail), (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. During the Prospectus Delivery Period, the Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, use commercially reasonable efforts to promptly obtain the lifting thereof .

(b)          Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the General Disclosure Package and the Prospectus. If, during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will (A) promptly give the Representative notice of such event, (B) promptly prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) promptly file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with sales of the Securities and following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c)          Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge and upon request, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)          Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)          Blue Sky Qualifications. If required by applicable law, the Company will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may reasonably request and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)          Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act (subject to Rule 158 under the 1933 Act).

(g)          Use of Proceeds. The Company will use the net proceeds from the sale of the Securities in the manner set forth in the Registration Statement, General Disclosure Package and Prospectus under the caption, “Use of Proceeds.”

(h)          Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Common Stock (including the Securities) on the Nasdaq Global Market.

(i)          Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise or vesting of an option or warrant or any other equity-based security or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, General Disclosure Package and the Prospectus, (C) any shares of Common Stock, dividend equivalent rights or other equity-based awards issued, or options to purchase Common Stock granted, pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, General Disclosure Package and the Prospectus (including the filing of a registration statement on Form S-8 relating to such existing employee benefit plans of the Company referred to in the Registration Statement, General Disclosure Package and the Prospectus), (D) any shares of Common Stock issued in connection with mergers or acquisitions of businesses, entities, property or other assets or pursuant to any employee benefit plan assumed by the Company in connection with any such merger or acquisition, (E) the issuance of shares of Common Stock, of restricted stock awards or of options to purchase shares of Common Stock, in each case, in connection with joint ventures, commercial relationships or other strategic transactions; provided that, in the case of clauses (D) and (E), (1) the aggregate number of restricted stock awards of shares of Common Stock as applicable, issued in connection with, or issuable pursuant to the exercise of any options issued in connection with, all such transactions does not exceed 10% of the aggregate number of shares of Common Stock outstanding immediately following the offering of the Securities pursuant to this Agreement and (2) the recipient of any such restricted stock awards, shares of Common Stock, options or other securities shall execute and deliver to the Underwriters an agreement substantially in the form of Exhibit A-1 hereto for the period from the date of such agreement until the end of the 180-day restricted period provided for in this Section or (F) the establishment of a trading plan pursuant to Rule 10b5-1 under the 1934 Act, provided that such plan does not provide for the transfer of shares of Common Stock during the 180-day restricted period and the establishment of such plan does not require or otherwise result in any public filing or other public announcement of such plan during the 180-day restricted period.

If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a lock-up agreement described in Section 6(l) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, if required by FINRA Rule 5131 (or its successor), the Company agrees to announce the impending release or waiver by a press release through a major news service at least two business days before the effective date of the release or waiver.

(j)          Reporting Requirements. The Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations during the Prospectus Delivery Period. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 under the 1933 Act.

(k)          Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule III hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)          Absence of Manipulation. Except as contemplated herein or in the Registration  Statement, General Disclosure Package and the Prospectus, each of the Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

(m)          Qualification and Taxation as a REIT. The Company will use commercially reasonable efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2020, and the Company will use commercially reasonable efforts to continue to qualify for taxation as a REIT under the Code and will not take any action to revoke or otherwise terminate the Company’s REIT election, unless the Company’s board of directors determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(n)          Transfer Agent. The Company will maintain a transfer agent and, if necessary under the jurisdiction of formation of the Company, a registrar for its Common Stock.

(o)          Sarbanes-Oxley. The Company will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(p)          Notification of Material Events. The Company, during the Prospectus Delivery Period, shall notify the Representative of the occurrence of any material events respecting its business affairs or condition, financial or otherwise, if, but only if, as a result of any such event it is necessary, in the opinion of counsel, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is (or but for the exemption in Rule 172 would be) delivered to a purchaser, and the Company will forthwith supply such information as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is (or but for the exemption in Rule 172 would be) delivered to a purchaser, not misleading.

(q)          Compliance with FINRA Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of 180 days following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

(r)          Testing-the-Waters Materials. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(s)          Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 3(i).

4.          Covenants of the Manager. The Manager covenants with each Underwriter and with the Company that, during the Prospectus Delivery Period, it shall notify the Underwriters and the Company of the occurrence of any Manager Material Adverse Change and the Manager will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Underwriters for the Company to prepare any amendment or supplement to the Registration Statement, the General Disclosure Package and the Prospectus so that, as so amended or supplemented, the same will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances existing at the time it is delivered to a purchaser) not misleading.

5.          Payment of Expenses.

(a)          Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock, transfer or other taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company’s counsel, accountants and other advisors, (iv) the qualification of the Securities under the securities laws of the several jurisdictions as provided in Section 3(e) hereof, including filing fees and the reasonable and documented fees and disbursement of counsel to the Underwriters in an amount not to exceed $5,000), in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company and any of its officers, directors, or other representatives (other than the Underwriters) relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the officers, directors, or other representatives (other than the Underwriters) of the Company and any such consultants, provided that use of  aircraft and other transportation chartered or owned by the Company or its affiliates and used in connection with the road show must receive prior approval of the Company, (viii) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities in an amount not to exceed $15,000), and (ix) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Global Market.

(b)          Underwriter Expenses. Except to the extent otherwise provided in Section 5(a) or Section 5(c) hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of counsel for the Underwriters.

(c)          Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 6(p) or Section 10(a)(i) or (iii) hereof, the Company shall reimburse the Underwriters for all of their reasonable, documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

6.          Conditions of Underwriters’ Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Manager contained herein or in certificates of any officer of the Company or any of its Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Manager of their respective covenants and other obligations hereunder, and to each of the following additional terms and conditions:

(a)          Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, threatened by the Commission; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A.

(b)          No Amendments or Supplements. No prospectus or amendment or supplement to the Registration Statement, the Prospectus, any preliminary prospectus or any Issuer Free Writing Prospectus shall be filed to which the Underwriters shall have reasonably objected in writing.

(c)          Opinion of Counsel for the Company. At the Closing Time, the Representative shall have received the opinion and 10b-5 statement, dated as of the Closing Time, of O’Melveny & Myers LLP, counsel for the Company, in form and substance previously agreed to by, and reasonably satisfactory to, the Underwriters.

(d)          Opinion of Special Maryland Counsel for the Company.  At the Closing Time, the Representative shall have received the opinion, dated as of the Closing Time, of Venable LLP, special Maryland counsel for the Company, in form and substance previously agreed to by, and reasonably satisfactory to, the Underwriters.

(e)          Opinion of Tax Counsel for the Company. At the Closing Time, the Representative shall have received the opinion, dated as of the Closing Time, of O’Melveny & Myers LLP, tax counsel for the Company, in form and substance previously agreed to by, and reasonably satisfactory to the Underwriters.

(f)          Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the opinion and 10b-5 statement, dated as of the Closing Time, of Cozen O’Connor P.C., counsel for the Underwriters, in form and substance previously agreed to by, and reasonably satisfactory to, the Underwriters.

(g)          Accountant’s Comfort Letter; Company Financial Information. At the time of the execution of this Agreement, the Representative shall have received from CohnReznick LLP a letter, dated such date, in form and substance previously agreed to by, and reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(h)          Bring-down Comfort Letter; Company Financial Information. At the Closing Time, the Representative shall have received from CohnReznick LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(i)          Officers’ Certificate. At the Closing Time, the Representative shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Time, to the effect that (i) there has been no Material Adverse Effect for the period from and including the date of this Agreement through and including the Closing Date, (ii) the representations and warranties of the Company are true and correct in all material respects (except for such representations, warranties and statements or portions thereof that are qualified by materiality or a Material Adverse Effect, which shall be true and correct in all respects) with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements hereunder and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Time in all material respects, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or to his or her knowledge, threatened.

(j)          Certificate of the Chief Financial Officer and Chief Accounting Officer. At the time of execution of this Agreement, the Representative shall have received a certificate of the Chief Financial Officer and the Chief Accounting Officer of the Company, dated as of such date, in form and substance previously agreed to by, and reasonably satisfactory to the Underwriters, with respect to certain financial data contained in the Registration Statement, General Disclosure Package and the Prospectus, providing “management comfort” with respect to such information. At the Closing Time, the Representative shall have received a certificate, dated as of the Closing Time, of the Chief Financial Officer and the Chief Accounting Officer of the Company confirming that the certificate delivered by the Company at the time of execution of this Agreement pursuant to the prior sentence of this Section 6(j) hereof remains true and correct as of the Closing Time.

(k)          Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

(l)          No Objection. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(m)          Lock-Up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit A-1 hereto signed by the persons listed on Schedule II hereto (by power of attorney or otherwise.

(n)          Conditions to the Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Manager contained herein and the statements in any certificates furnished by the Company and any of its subsidiaries hereunder shall be true and correct in all material respects (except for such representations, warranties and statements or portions thereof that are qualified by materiality or a Material Adverse Effect, which shall be true and correct in all respects) as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i)          Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer and the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 6(h) hereof remains true and correct as of such Date of Delivery.

(ii)          Opinion of Counsel for Company. The opinion and 10b-5 statement of O’Melveny & Myers LLP, counsel for the Company, in form and substance previously agreed to by, and reasonably satisfactory to, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(c) hereof.

(iii)          Opinion of Special Maryland Counsel for the Company. The opinion of Venable LLP, special Maryland counsel for the Company in form and substance previously agreed to by, and reasonably satisfactory to, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(d) hereof.

(iv)          Opinion of Tax Counsel for Company. The opinion of O’Melveny & Myers LLP, tax counsel for the Company, in form and substance previously agreed to by, and reasonably satisfactory to, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(e) hereof.

(v)          Opinion of Counsel for Underwriters. The opinion and 10b-5 statement of Cozen O’Connor P.C., counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 6(f) hereof.

(vi)          Bring-down Comfort Letter; Company Financial Information. A letter from CohnReznick LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 6(h) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(vii)          Certificate of the Chief Financial Officer and Chief Accounting Officer. A certificate of the Chief Financial Officer and Chief Accounting Officer of the Company, dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 6(j) hereof.

(o)          Additional Documents. At the Closing Time and at each Date of Delivery (if any) counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(p)          Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, unless due to a result of a breach of this Agreement by any of the Underwriters, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 and except that Sections 7, 8, 9, 12, 16, 17, 18, 20, 21 and 22 shall survive any such termination and remain in full force and effect and, if any Securities have been purchased hereunder, the representations and warranties in Section 1 shall survive any such termination and remain in full force and effect.

7.          Indemnification.

(a)          Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents that participate in the offering and sale of the Securities and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto), or any road show as defined in Rule 433(h) of the 1933 Act, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)          against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company;

(iii)          against any and all reasonable and documented out-of-pocket expenses, as incurred (including the reasonable and documented fees and disbursements of counsel chosen by the Representative (provided however, that the Company shall not be liable for the expenses of more than one separate counsel in the aggregate for all Underwriters, in addition to local counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or any preliminary prospectus, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication, the General Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any road show as defined in Rule 433(h) of the 1933 Act in reliance upon and in conformity with the Underwriter Information. The indemnity agreement set forth in this Section 7(a) shall be in addition to any liabilities that the Company may otherwise have.

(b)          Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and reasonable and documented expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, any Testing-the-Waters Communication, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or any road show as defined in Rule 433(h) of the 1933 Act in reliance upon and in conformity with the Underwriter Information. The indemnity agreement set forth in this Section 7(b) shall be in additional to any other liabilities that each Underwriter may otherwise have.

(c)          Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action (including any governmental investigation) commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such action or proceeding shall be brought or asserted against an indemnified party and it shall have notified the indemnifying party that it seeks or intends to seek indemnity from the indemnifying party, the indemnifying party shall be entitled to participate in, and, to the extent that it shall elect, jointly with any other indemnifying party similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action, with counsel reasonably satisfactory to the indemnified party, and shall pay the reasonable and documented fees and disbursements of such counsel related to such proceeding, as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) if such counsel is acting as counsel to both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  In no event shall the indemnifying parties be liable for the reasonable fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If the indemnifying party does not elect to assume the defense, then such counsel shall be designated in writing by the Representative, in the case of parties indemnified pursuant to Section 7(a), and by the Company in the case of parties indemnified pursuant to Section 7(b). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) or settlement of any claim in connection with any violation referred to in Section 7(e) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)          Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by 8:00 A.M. (New York City time) on the first business day after the date of the Agreement or (ii) related to, or arising out of or in connection with, the offering of the Reserved Securities, other than losses, liabilities, claims, damages or expenses that are finally judicially determined to have resulted from the willful misconduct or gross negligence of the Underwriters.

8.          Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 7(e) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 7(e) hereof.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents that participate in the offering and sale of the Securities shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule I hereto and not joint.

9.          Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Manager submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling the Manager and (ii) delivery of and payment for the Securities.

10.          Termination of Agreement.

(a)          Termination. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the reasonable judgment of the Representative, since the time of execution of this Agreement, any material adverse change in the condition, financial or otherwise, or in the earnings, or business affairs of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or the Nasdaq Global Market, or (iv) if trading generally on the NYSE Amex or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a general banking moratorium has been declared by either federal or New York state authorities.

(b)          Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 7, 8, 9, 12, 16, 17, 18, 20, 21 and 22 shall survive such termination and remain in full force and effect and, if any Securities have been purchased hereunder, the representations and warranties in Section 1 shall survive any such termination and remain in full force and effect.

11.          Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)          if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)          if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representative or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven business days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed (including by electronic mail) or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at JMP Securities LLC, 600 Montgomery Street, 11th Floor, San Francisco, California, Attention: _______ (Fax: (___) _____), with a copy to Cozen O’Connor P.C’, 33 South 6th Street, Suite 3800, Minneapolis, Minnesota 55402, Attention: Christopher J. Bellini, Esq.; Email: cbellini@cozen.com; (Fax: (612) 260-9091); notices to the Company and the Manager shall be directed to them at AFC Gamma, Inc., 525 Okeechobee Blvd., Suite 1770,West Palm Beach, Florida 33401, Attention: Leonard M. Tannenbaum (Fax: ((___) ___-____); and with a copy to O’Melveny & Myers LLP, Two Embarcadero Center, 28th Floor, San Francisco, California 94111, Attention: C. Brophy Christensen, Jr. Esq.; Email: bchristensen@omm.com; (Fax: (415) 984-8701).

13.          Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14.          No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its Subsidiaries, or their respective stockholders, equity interest holders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its Subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company , and (e) none of the Underwriters or legal counsel for the Underwriters has provided any legal, accounting, regulatory or tax advice to the Company with respect to the offering of the Securities and the Company has consulted its own  legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

15.          Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Manager and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Manager and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

16.          Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Manager and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.          Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

18.          GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

19.          TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

20.          Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

21.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

22.          Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Manager in accordance with its terms.

Very truly yours,

AFC GAMMA, INC.

By:
Name:
Title:

AFC MANAGEMENT, LLC

By:
Name:
Title:

Accepted:

JMP Securities LLC

For itself and as Representative
of the several Underwriters named
in Schedule I hereto

By:
Authorized Representative